Exhibit 99.906CERT

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the President of The Advisors’ Inner Circle Fund (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended April 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: 07/08/11

/s/ Philip T. Masterson
Philip T. Masterson, President

CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     The undersigned, the Treasurer, Controller and CFO of The Advisors’ Inner Circle Fund (the “Fund”), with respect to the Fund’s Form N-CSRS for the period ended April 30, 2011 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: 07/08/11

/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO